                                                                    Exhibit 21
                                                                    Page 1 of 5


                           BORDEN, INC., CONSOLIDATED
               SUBSIDIARIES OF REGISTRANT AS OF DECEMBER 31, 1998
               --------------------------------------------------

                                                                          The percentage of
                                                                          voting securities
                                                                          owned, or other        State or other
                                                                          basis of control       jurisdiction of
                                                                          by its immediate       incorporation/
Subsidiaries of Registrant                                                   parent               organization
--------------------------                                              ------------------       ---------------

BCP Finance Corporation                                                       100                Delaware
BCP Management, Inc.                                                          100                Delaware
BDS Two, Inc.                                                                 100                Delaware
     BDS Three, Inc.                                                          100                Delaware
         BDH One, Inc.                                                        100                Delaware
              BFE Corp.                                                       100                Delaware
BDH Two, Inc.                                                                 100                Delaware
     BDS One, Inc.                                                            100                Delaware
BFI Ltd., L.P.                                                                100                Delaware
Borden Chemical Holdings, Inc.                                               95.5                Delaware
     Borden Chemical Investments, Inc.                                        100                Delaware
     Borden Chemical, Inc.                                                    100                Delaware
         Borden Chemical International, Inc.                                  100                Delaware
         Compania Quimica Borden, S.A.                                        100                Panama
         Melamine Chemicals, Inc.                                             100                Delaware
     Borden Australia (Pty.) Ltd.                                             100                Australia
         Borden Australia Superannuation (Pty) Limited                        100                Australia
     Borden Chemical Holdings (Panama), S.A.                                  100                Panama
         Borden Chemical (M.) Sdn. Bhd.                                       100                Malaysia
         Italcolor, S.A.                                                    39.38                Uruguay
         Alba Quimica Industria e Comercio Ltda.                              100                Brazil
              Alba Amazonia S.A. Industrias Quimicas                         99.9                Brazil
              Alba Nordeste Industrias Quimica Ltda.                          100                Brazil
              The Wenham Corp., S.A.                                          100                Uruguay
     Borden Chimie, S.A.                                                      100                France
     Borden International Philippines, Inc.                                    98                Philippines
     Quimica Borden Argentina S.A.                                           94.2                Argentina
     Compania Quimica Borden Ecuatoriana, S.A.                               83.3                Ecuador
     Gun Ei Borden International Resin Co. Ltd.                                50                Japan
     Italcolor S.A.                                                         60.62                Uruguay
     Quimica Borden Espana S.A.                                             95.74                Spain
     Borden Chemical U.K. IHC, Inc.                                           100                Delaware
         Borden Chemical U.K. Ltd.                                            100                United Kingdom
              Borden (Bray) Ltd.                                              100                Ireland
Borden Company Limited, The                                                   100                Canada
Elmer's Holdings, Inc.                                                       98.5                Delaware
     Elmer's Products, Inc.                                                   100                Delaware
     Elmer's Products Canada, Inc.                                            100                Canada
     Elmer's Investments, Inc.                                                100                Delaware

                                                                    Exhibit 21
                                                                    Page 2 of 5


                           BORDEN, INC., CONSOLIDATED
               SUBSIDIARIES OF REGISTRANT AS OF DECEMBER 31, 1998
               --------------------------------------------------

                                                              The percentage of
                                                              voting securities
                                                              owned, or other        State or other
                                                              basis of control       jurisdiction of
                                                              by its immediate       incorporation/
Subsidiaries of Registrant                                         parent            organization
--------------------------                                         ------            ------------

Productos Borden, Inc.                                                100               New Jersey
reSource Partner, Inc.                                                100               Delaware
T.M.I. Associates, L.P                                              77.28               Delaware
Zeelandia Investerings Partnership                                    100               New York
     T. K. Partner, Inc.                                              100               Delaware
     Zip Corporation                                                  100               Delaware
         Zcan Investments Ltd.                                        100               Canada

NOTE: The above subsidiaries have been included in Borden's Consolidated Financial Statements on a consolidated or equity basis as appropriate. The names of certain subsidiaries, active and inactive, included in the Consolidated Financial Statements and of certain other subsidiaries not included therein, are omitted since when considered in the aggregate as a single subsidiary they do not constitute a significant subsidiary.

                                                                    Exhibit 21
                                                                    Page 3 of 5



                                  BORDEN, INC.
         The following entities are included in the combined businesses as of December 31, 1998, but not included in the Registrant

                                                      The percentage of
                                                      voting securities
                                                      owned, or other        State or other
                                                      basis of control       jurisdiction of
                                                      by its immediate       incorporation/
    Affiliates of Registrant                             parent                organization
    ------------------------                             ------                ------------

Borden Foods Holdings Corporation                             100                 Delaware
Borden Foods Corporation                                      100                 Delaware
    Albadoro S.p.A.                                           100                 Italy
          Monder Aliment S.p.A.                               100                 Italy
    BF Foods International Corp.                              100                 Delaware
          Borden, S.A.                                        100                 Panama
          Borden Company Limited, The                         100                 Ireland
            Borden Foods Limited                              100                 Ireland
            Borden International Packaging Ltd.                70                 Ireland
            Borden Exports Limited                            100                 Ireland
          Cocio Chokolademaelk A/S                            100                 Denmark
          Codoveca C por A.                                   100                 Dominican Republic
            BF (Alisa) SDAD LtdA.                             100                 Panama
            BFC (Colombia) S.A.                               100                 Panama
             BF (Colombia) LLC                                100                 Delaware
    BFC One Corporation                                       100                 Delaware
    BFC Two Corporation                                       100                 Delaware
    BFC Three Corporation                                     100                 Delaware
    BFC Four Corporation                                      100                 Delaware
    BFC Five Corporation                                      100                 Delaware
    BFC Six Corporation                                       100                 Delaware
    BFC Seven Corporation                                     100                 Delaware
    Borden Foods International Corp.                          100                 Delaware
         Borden Foods Canada Corporation                      100                 Canada
    Borden Foods World Trade Corporation                      100                 Ohio
    Borden International, Inc.                                100                 Delaware
    Borden International Foods (Asia-Pacific) Ltd.            100                 Hong Kong
    Chef's of the World Ltd.                                  100                 United Kingdom
Borden Redevelopment Corp.                                    100                 Missouri
International Gourmet Specialties Company                     100                 New Jersey
Prince Company, Inc., The                                     100                 Massachusetts
Qihe Dairy Corp. Ltd.                                          62                 Republic of China
Qihe Investment Corporation                                   100                 Delaware
Wise Foods, Inc.                                              100                 Delaware
Wise Foods Holdings, Inc.                                     100                 Delaware
Wise Foods Investments, Inc.                                  100                 Delaware
Wise Holdings, Inc.                                           100                 Delaware
Moore's Quality Snack Foods, Inc.                             100                 Virginia

                                                                    Exhibit 21
                                                                    Page 4 of 5




                                  BORDEN, INC.
         The following entities are included in the combined businesses as of December 31, 1998, but not included in the Registrant

                                                                          The percentage of
                                                                          voting securities
                                                                          owned, or other        State or other
                                                                          basis of control       jurisdiction of
                                                                          by its immediate       incorporation/
    Affiliates of Registrant                                               parent                 organization
    ------------------------                                               ----------------       ------------

Alisa, S.A.                                                                       100                 Colombia
Arell Toiletries, Inc.                                                            100                 New York
Aunt Millie's Sauces, Inc.                                                        100                 New York
BCP, Inc.                                                                         100                 Delaware
BDS Four, Inc.                                                                    100                 Delaware
BDS Five, Inc.                                                                    100                 Delaware
Bexley Finance, S.A.                                                              100                 Panama
B-F Processing Corporation                                                        100                 Delaware
BFI, Inc.                                                                         100                 Delaware
Borden De Guatemala, S.A.                                                         100                 Guatemala
Borden Division de Consumo, S.A.                                                  100                 Spain
Borden Foods de El Salvador S.A.                                                 99.8                 El Salvador
Borden Foods Investments Corporation                                              100                 Delaware
Borden Industrial Food Products, Inc.                                             100                 New Jersey
Borden International (Europe) Ltd.                                                100                 Delaware
Borden Japan, Inc.                                                                100                 Japan
BCMP Colombia S.A.                                                                100                 Delaware
Columbus Coated Fabrics Corporation                                               100                 Ohio
Evitcani, Inc.                                                                    100                 New York
JFI, Inc.                                                                         100                 Illinois
John Robert Powers Attractions, Inc.                                              100                 New York
John Robert Powers Cosmetics, Inc.                                                100                 New York
Kerry CheeseTek Ltd.                                                              2.8                 Ireland
Latin America Agribusiness Development Corp., S.A.                                6.7                 Panama
    LAAD Marketing Company Inc.                                                   100                 Panama
    LAAD Caribe, S.A.                                                             100                 Panama
Navillus Insurance, Ltd.                                                          100                 Bermuda
Nedrob Affiliates, Inc.                                                           100                 Delaware
North American Sugar Industries Incorporated                                      100                 New Jersey
    Cuban-American Mercantile Corporation, The                                    100                 New Jersey
    West India Company, The                                                       100                 New Jersey
One Nedrob, Inc.                                                                  100                 Delaware
Orchard Corporation of Hong Kong, The                                             100                 Hong Kong
Re-Mi Foods, Inc.                                                                 100                 Delaware
rSP Insurance Agency, Inc.                                                        100                 Ohio
Cherrydene, Ltd.                                                                  100                 United Kingdom
Fulcliff P.I.P.E.S. Ltd.                                                          100                 United Kingdom
GRQ Developments, Ltd.                                                            100                 United Kingdom

                                                                    Exhibit 21
                                                                    Page 5 of 5




                                  BORDEN, INC.
         The following entities are included in the combined businesses as of December 31, 1998, but not included in the Registrant

                                                                          The percentage of
                                                                          voting securities
                                                                          owned, or other        State or other
                                                                          basis of control       jurisdiction of
                                                                          by its immediate       incorporation/
    Affiliates of Registrant                                                 parent               organization
    ------------------------                                                 -------------        ------------

Interbusco Ltd.                                                                    50                 United Kingdom
RPC Foods, Ltd.                                                                   100                 United Kingdom
RPC Holdings, Ltd.                                                                100                 United Kingdom
Resinite Limited                                                                  100                 United Kingdom
Riley Vehicle Services Ltd.                                                       100                 United Kingdom
Riley's Commodities Ltd.                                                          100                 United Kingdom
Riley's Supplies Ltd.                                                             100                 United Kingdom
Trinidad Processing Company, Ltd.                                                  32                 Trinidad
Vanguard Plastics Limited                                                         100                 United Kingdom
Vicaplast Industria Comercio de Plastico Ltda.                                    100                 Brazil
WFI, Inc.                                                                         100                 Delaware